Redeemable Convertible Preferred Stock	12 Months Ended
Dec. 31, 2011
Redeemable Convertible Preferred Stock
Redeemable Convertible Preferred Stock

15. Redeemable Convertible Preferred Stock

The following is the activity of the Company’s redeemable convertible preferred stock for the year ended December 31, 2009 (in thousands):

	Redeemable Convertible Preferred Stock
	Series A		Series A-1		Series B		Series C		Series D		Series E		Series F
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Total
Balance—January 1, 2009	8,312	8,375	2,925	4,352	9,624	19,996	8,988	30,281	10,670	69,941	6,153	102,009	—	—	234,954
Sale of series F redeemable convertible preferred stock, net of issuance costs of $262	—	—	—	—	—	—	—	—	—	—	—	—	10,862	99,590	99,590
Accretion of redeemable convertible preferred stock to redemption value	—	1	—	5	—	1	—	2	—	8	—	11	—	17	45
Conversion of redeemable convertible preferred stock to common stock	(8,312)	(8,376)	(2,925)	(4,357)	(9,624)	(19,997)	(8,988)	(30,283)	(10,670)	(69,949)	(6,153)	(102,020)	(10,862)	(99,607)	(334,589)
Balance—December 31, 2009	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—	$—	$—

During 2009, the Company authorized and issued 10.9 million shares of Series F at $9.20 per share, for gross proceeds of $99.9 million. The total direct costs related to the issuance of Series F were approximately $0.3 million.

On September 29, 2009, in conjunction with the closing of the Company’s IPO, all of the Company’s 57,533,713 outstanding redeemable convertible preferred shares automatically converted on a one-for-one basis, except for Series E redeemable convertible preferred stock, which converted on a one-for-1.38 basis, into 59,881,160 shares of common stock. At December 31, 2009, 2010 and 2011, the Company had no redeemable convertible preferred shares outstanding.